EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Mar. 31, 2020
Disclosure of events after reporting period [Abstract]
EVENTS AFTER THE REPORTING PERIOD
EVENTS AFTER THE REPORTING PERIOD
Impact of the COVID-19 pandemic
COVID-19 has created unprecedented uncertainty in the global economy, the global air transportation environment and air passenger travel and to CAE’s business. Several of its customers are facing significant challenges, with airlines and business jet operators having to ground a majority of their aircraft in response to travel bans, border restrictions, and lower demand for air travel. The Company continues to take measures to protect the health and safety of its employees, work with its customers to minimize potential disruptions and support its community in addressing the challenges posed by this global pandemic. This outbreak has had an important and immediate impact on all of the Company's businesses, especially in the Civil Aviation Training Solutions segment, as a result of an unprecedented shock to demand together with significant disruptions to its own operations, including facility closures, supply chain disruptions, program execution delays, slower procurement decisions and changes to its customers’ acquisition priorities.

For the Civil Aviation Training Solutions segment, the impacts of the COVID-19 pandemic resulted in the closure of certain training centre operations, lower utilization of its simulators in the network due to reduced demand from aviation customers and interruptions in the execution of its products backlog. For the Defence and Security segment, delays were experienced in the awarding of new contracts and in the execution and advancement of certain programs. For the Healthcare segment, customers were primarily focused on managing the acute operational demands of this healthcare crisis rather than focusing on their training needs, which resulted in less focus and budget for normal operations and training projects.

To date, the Company has implemented several flexible measures to protect its financial position and preserve liquidity, including the reduction of capital expenditures and R&D investments in fiscal 2021, strict cost containment measures, salary freezes, salary reductions, reduced work weeks for 900 employees and 2,600 temporary layoffs, as well as a suspension of the Company’s common share dividends and share repurchase plan announced on April 6, 2020 in response to the COVID-19 pandemic. Additionally, the Company has worked with defence customers to secure more favorable terms for milestone payments as well as offer contract modifications to increase work scope and with suppliers for extended payment terms.

CEWS and other government programs
On April 20, 2020, the Company announced that it has recalled all remaining temporarily laid-off employees in Canada through the Canada Emergency Wage Subsidy (CEWS) program, impacting approximately 1,500 employees. The Company has also accessed and is working to access government support programs in countries in which the Company operates.

Cash and liquidity mitigation measures
On April 9, 2020, the Company concluded a new two-year $500.0 million senior unsecured revolving credit facility and on May 19, 2020, increased its receivable purchase program from US$300.0 million to US$400.0 million. These transactions provide access to additional liquidity and further strengthen the Company’s financial position.

Contract with Government of Canada for CAE Air1 ventilators
On April 10, 2020, the Company concluded an agreement with the Government of Canada to design and manufacture 10,000 CAE Air1 ventilators to provide life support to patients in intensive care to support the COVID-19 pandemic.